UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 17, 2025

Chegg, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36180	20-3237489
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3990 Freedom Circle
Santa Clara,	California	95054
(Address of principal executive offices)		(Zip Code)
(408) 855-5700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	CHGG	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On November 17, 2025, the Compensation Committee (the "Compensation Committee") of the Board of Directors of Chegg, Inc. (“we,” “us,” “our,” “Company” or “Chegg”) approved an Increased Salary, Retention Bonus and Bonus Severance Terms Agreement (“Retention Agreement”) with David Longo, the Company’s Chief Financial Officer. Pursuant to the terms of the Retention Agreement, Mr. Longo’s annual base salary was increased to $750,000 beginning November 16, 2025, and he is eligible for four quarterly retention bonuses of $250,000 each based on continued employment through specified retention dates (November 28, 2025; February 27, 2026; May 29, 2026; and August 31, 2026). In addition, pursuant to the terms of the Retention Agreement, in the event Mr. Longo becomes entitled to severance benefits pursuant to the Involuntary Termination in Connection with a Change in Control provisions of the previously disclosed Chegg, Inc. Severance Plan, adopted effective October 17, 2024, he will be entitled to an additional transaction bonus severance payment in the total amount of $500,000.

The foregoing description of the Retention Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Retention Agreement which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

On November 17, 2025, the Compensation Committee also approved a retention award to Mr. Longo of (i) restricted stock units covering 500,000 shares, one-third of which vests on the first anniversary of November 11, 2025 and the remainder of which vests on a quarterly basis over the following two years, subject to continuous service through each vesting date; and (ii) performance-based restricted stock units covering up to 500,000 shares that vest based on certification of achievement on certain stock-price hurdles within the 36 month period following the date of grant, with certification events occurring after 18 months and 36 months.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
10.1	Increased Salary, Retention Bonus and Bonus Severance Terms Agreement between the Company and David Longo
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHEGG, INC.

By: /S/ DAVID LONGO
David Longo
Chief Financial Officer
Date: November 20, 2025